Exhibit 10.58

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

February 18, 2022

Personal and Confidential

Douglas Plassche

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Dear Doug,

This letter agreement (the “Agreement”) shall confirm our understanding as to the terms of your continuing employment with Elite Laboratories, Inc., a Delaware corporation (the “Company”).

In recognition of the value Elite places on your past and continued service to the Company, we are pleased to offer you an incentive to continue to remain employed with the Company and to provide for the continuity of management and the success of the Company’s operations during a period of substantial change by ensuring your commitment to continue to serve diligently in your present position through June 30, 2023. In consideration of the foregoing, provided that you remain continuously employed with the Company through June 30, 2023, you will be entitled to a retention bonus of $300,000 less applicable withholding taxes, regardless of whether you remain with the Company or leave the Company any time after June 30, 2023. The retention bonus shall be paid in two installments. The first installment shall be paid on October 31, 2022, and the second on June 30, 2023. Further, in the period up to June 30, 2023 your salary will be adjusted to $300,000 per year effective March 1st, 2021. These benefits will replace what is stated in your offer letter.

(Signature Page follows)

165 Ludlow Avenue ● Northvale, NJ 07647 ● Ph: (201)750-2646 ● Fax: (201)750-2755 www.elitepharma.com

If you find the foregoing arrangement acceptable and believe that the foregoing accurately summarizes our understanding, please kindly so indicate by executing and dating the attached copy of this Agreement in the space provided and returning a copy to me.

Very truly yours,

Elite Laboratories, Inc.

By:	/s/ Nasrat Hakim
Nasrat Hakim
President and CEO

ACCEPTED & AGREED

By:	/s/ Douglas Plassche
Douglas Plassche